UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2006

Legend Investment Corporation

 (Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50502

68-0526359

(Commission File Number)

            (IRS Employer Identification Number)

173 Parkland Plaza, Suite B, Ann Arbor, MI 48103

(Address of Principal Executive Offices)

(734) 418-3004

(Registrant’s Telephone Number, Including Area Code)

3600 Green Court, Suite 110, Ann Arbor, MI 48105

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2006, the Registrant completed the acquisition of 51% of the capital stock of GiraSolar B.V., a duly registered Netherlands corporation, in exchange for two million shares of the Registrant’s restricted common stock.

The Registrant has agreed to register the two million shares with the Securities and Exchange Commission within six months from the date of the closing.

GiraSolar B.V., through its subsidiaries, carries the GiraSolar brand of photovoltaic solar modules and the GiraSolar DPE range of electronic devices, ranging from regulators for PV systems to heavy duty automatic voltage stabilizers, batteries and battery charges for application in developing countries as well as third party products.  Further, GiraSolar, through its subsidiaries, is involved in solar cell supply to manufacturers of solar modules and R&D products (including fundamental solar cell research and application development and research to improve silicon manufacturing processes.)

Item 3.02 Unregistered Sales of Equity Securities

On February 21, 2006, the Registrant issued and sold two million shares of its common stock, par value $.01, to GiraSolar B.V. as consideration for 51% of the capital stock of GiraSolar B.V. The foregoing shares were issued in a private placement transaction pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 without engaging in any general solicitation or advertising of any kind and without payment of underwriting discounts or underwriting commissions to any person.

Item 9.01 Financial Statements and Exhibits

Listed below are the financial statements and pro forma financial information filed as a part of this report:

(a) Financial Statements of Business Acquired

We have not included the financial statements of GiraSolar BV with this filing, but will file an amended Form 8K with those financial statements on or before May 9, 2006, as required.

(b) Pro Forma Financial Information

We have not included the pro forma financial information for GiraSolar BV with this filing, but will file an amended Form 8K with those pro forma financial statements on or before May 9, 2006, as required.

(c) Not applicable.

(d) Exhibits

10.1 Stock Purchase Agreement dated February 1, 2006 between the Registrant and GiraSolar BV

99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND INVESTMENT CORPORATION

Dated: February 24, 2006

By:/s/ Peter Klamka

Peter Klamka

Chief Executive Officer

Exhibit 10.1

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of February 1, 2006 (this "Agreement"), by and among Girasolar BV., Leeuwenbrug 119a 7411TH Deventer The Netherlands, a Netherlands corporation having an address at ("Seller"), and Legend Investment Corp., a corporation organized under the laws of Delaware having an address at 3600 Green Court Suite 200 Ann Arbor, Michigan 48105 ("Purchaser").

W I T N E S S E T H

WHEREAS, Seller desires to sell to Purchaser 9,180 of 18,000 Shares of the Seller’s common stock (51%), which includes Girasolar's interests in several operating subsidiaries, (the "Shares"), representing fifty-one percent (51%) of the issued and outstanding shares of the common and preferred stock of the Seller (the "Common Stock"), on the terms and conditions set forth herein; and

WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

ARTICLE  I

SALE AND PURCHASE OF THE SHARES

1.1  Sale of the Shares.  Upon the Closing, as defined below, subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller shall deliver the Shares to Purchaser who shall purchase the Shares from the Seller.

1.2  Instruments of Conveyance and Transfer.  At the Closing, Seller shall deliver to Purchaser, as provided in the Articles below, a certificate or certificates representing the Shares to Purchaser, in form and substance satisfactory to Purchaser (the "Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

1.3  Consideration and Payment for the Shares.  In consideration for the purchase of the Shares, Purchaser shall :

a. Shares of Legend Investment Corp.    deliver to Girasolar BV or its assigns 2,000,000 shares of restricted common stock of Seller; and

b.  within six months (6) from the date of the Closing, as defined below, provide for the registration of delivered shares under Form SB2 or other appropriate registration statement to make Seller's shares freely tradable.

1.4  Closing.  The closing of the sale and purchase of the Shares will take place no later than February 14, 2006 at such time and place as the Parties may agree upon.

ARTICLE  II

REPRESENTATIONS  AND  WARRANTIES

2.1  REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller represents and warrants to the Purchaser now and as of the Closing, the following:

a.  Transfer of Title.  Seller shall transfer title in and to the Shares to the Purchaser free and clear of all liens, security interests, pledges, encumbrances,   charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

b.  Due Execution. This Agreement has been duly executed and delivered by the Seller.

c.  Valid Agreement.  This Agreement constitutes, and upon execution and delivery thereof by the Seller, will constitute, a valid and binding agreement of the   Seller enforceable against the Seller in accordance with its respective terms.

d.  Authorization.   The execution, delivery and performance by the Seller of this Agreement and the delivery by the Seller of the Shares have been duly and validly authorized and no further consent or authorization of the Seller or an other is required.

e.  Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance.  Seller has and at the Closing will have full and valid title, possession and control of the Shares; there is and will be no existing impediment or encumbrance to the sale and transfer of the Shares to the Purchaser; and on delivery to the Purchaser of the Shares, all of the Shares will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, or similar rights of any of the stockholders o the Company. The Shares are and will be legally and validly issued in material compliance with all applicable Netherlands securities laws, and will be fully paid and non-assessable shares of the Company’s common stock; and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company.  At the Closing, Seller shall deliver to the Purchaser the Certificates subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

f.  No Governmental Action Required.  The execution and delivery by the Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

g.  Compliance with Applicable Law and Corporate Documents.  The execution and delivery by the Seller of this Agreement does not and will not and, the sale by the Seller of the Shares does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Seller, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or any its assets, or result in the creation or imposition of any lien on any asset of the Seller.  The Seller is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of their businesses or the ownership of their properties.

h.  Due Diligence Materials.  The information furnished by the Seller to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

i.  Not a Voting Trust: No Proxies.  None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

j.  Survival of Representations.  The representations and warranties herein by the Seller will be true and correct in all material respects on and as of the Closing   with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

k.  No Solicitation.  No form of general solicitation or general advertising was used by the Seller or, to the best of its actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the Shares.  Neither the Seller, nor, to its knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Seller represent that they will not, nor will any person authorized to act on its behalf (except that the Seller makes no representation as to the Purchaser) sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the Securities Act of 1933, as amended or any other provision of federal or state law.

l.  Due Organization.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the Netherlands with full power and authority to own, manufacture, use, and operate its properties and to carry on its   business as and where now owned, leased, used, operated and conducted. Seller's subsidiaries are GiraSolar Turkey Ltd., Ste, Dutch Solar B.V. and GiraMundo B.V.

m.  SEC Representations.  Through the date hereof, Seller is not and has never been required to file any reports with the United States Securities and Exchange Commission.. In connection with all shares of common stock and other securities issued by Seller from inception to date, Seller has complied with the registration requirements of the federal Securities Act of 1933 and all applicable state blue sky laws or has relied upon a valid, applicable exemption from those registration requirements.

n.  Financial Statements.  (a) The Purchaser has received a copy of the unaudited financial statements of Seller for the period ended December 31, 2005 and the related statements of income and retained earnings for the period then ended (the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Seller throughout the periods indicated.  Such financial statements fairly present the financial condition of Seller at the dates indicated and its results of its operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of Seller, fixed or contingent, and of whatever nature. Since December, 31 2005, (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Seller, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of Seller except in the ordinary course of business.  Seller will not be obligated to any party beyond that shown in the Financial Statements, for employee compensation or for any other obligation.

o.  No Litigation.  Seller is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation which it has not disclosed to Purchaser. Seller is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

p.  No Taxes.  Seller is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United   States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of Seller have been or will be filed as of the Closing and all material taxes due pursuant to such returns or pursuant to any assessment received by Seller have been or will be paid as of the Closing, except those being disputed in good faith and for which adequate reserves have been established.  The charges, accruals and reserves on the books of Seller in respect of taxes or other governmental charges have been established in accordance with GAAP.

q.  No Stockholder Approval Required.  The acquisition of the Shares by Purchaser from Seller does not require the approval of the stockholders of Seller under the laws of the Netherlands ("NCL"), the Company's articles of incorporation or bylaws, or any other requirement of law or, if stockholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of Seller’s articles of incorporation and by-laws and the NCL.

r.  No Dissenters’ Rights.  The acquisition of the Shares by Purchaser from Seller will not give rise to any dissenting stockholders' rights under the NCL, Seller's articles of incorporation or bylaws, or otherwise.

s.  Restricted Securities.  Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws and were not issued under any exemption to such laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Stop transfer instructions may be issued to the transfer agent for securities of  Seller (or a notation may be made in the appropriate records of Seller) in connection with the Shares.

t.  Legend. It is agreed and understood by Purchaser that the Certificates will each contain conspicuously set forth on the face or back thereof a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES  UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.2  REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing as if made on that date:

a.  Due Execution. This Agreement has been duly executed and delivered by the Purchaser.

b.  Valid Agreement.  This Agreement constitutes, and upon execution and delivery thereof by the Purchaser, will constitute, a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its   respective terms.

c.  Authorization.   The execution, delivery and performance by the Purchaser of this Agreement and the purchase by the Purchaser of the Shares have been duly and validly authorized and no further consent or authorization of the Purchaser or   any other is required.

d.  Restricted Securities.  Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws and were not issued under any exemption to such laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of  Seller (or a notation may be made in the appropriate records of Seller) in   connection with the Shares.

f.  Legend. It is agreed and understood by Purchaser that the Certificates will each contain conspicuously set forth on the face or back thereof a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

g.  Disclosure of Information. Purchaser acknowledges that it has been or will be furnished with information regarding Seller and its business, assets, results of operations, and financial condition to allow Purchaser to make an informed   decision regarding an investment in the Shares.  Purchaser represents that it has had o will have an opportunity to ask questions of and receive answers from   Seller regarding Seller and its business, assets, results of operation, and financial condition.

h.  Due Diligence Materials.  The information furnished by Purchaser to Seller for purposes of or in connection with this Agreement or any transaction   contemplated hereby does not, and all such information hereafter furnished by Purchaser to Seller will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

i.  Survival of Representations.  The representations and warranties herein by  Purchaser will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

j.  No Solicitation.  No form of general solicitation or general advertising was used by the Seller or, to the best of Purchaser’s actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the   Shares.  Neither the Seller, nor, to Purchaser’s knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Purchaser represents that it will not, nor will any person authorized to act on its or Seller’s behalf sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the   Shares to be in violation of any of the provisions of Section 5 of the Securities Act   of 1933, as amended, or any other provision of federal or state law.

k.  Due Organization.  Seller is a corporation duly organized, validly existing and in good

standing under the laws of the State of Delaware with full power and authority to own, lease, use, and operate its properties and to carry on its   business as and where now owned, leased, used, operated and conducted. Seller has no subsidiaries. The Seller is a fully reporting

n.  Financial Statements.  Seller has received a copy of the audited financial statements of Purchaser for the period ended September 30, 2005 and the related statements of income and retained earnings for the periods then ended (the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Purchaser throughout the periods indicated.  The Financial Statements fairly present the financial condition of Purchaser at the   dates indicated and its results of its operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of Purchaser, fixed or contingent, and of whatever nature. Since September 30 2005, (the "Balance Sheet Date"), there has been no material adverse  change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Purchaser, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of Seller except   in the ordinary course of business.

ARTICLE  III

CONFIDENTIAL  INFORMATION

Both prior to and after the Closing, information which each party views as confidential or proprietary may be made available to the other party.  This information may include, but not be limited to, business or marketing plans, financial results and statements, markets, projected activities, results of operations, customers and potential customers, suppliers, contracts, intellectual property, computer programs, compilations, trade secrets, stock ownership, and other financial information (collectively, the “Confidential Information”).

Each party agrees that all Confidential Information (1) will be kept and maintained confidential, (2) will not be disclosed to any third party without the prior written consent of the disclosing party, (3) will under no circumstances (and without in any manner limiting the preceding clause) be disclosed to, or utilized in connection with, any supplier, customer or competitor (present or potential), (4) will not be reproduced without the prior written consent of the disclosing party, and (5) will not in any way be used, or be permitted to be used, in a manner detrimental to the disclosing party’s business and prospects.

The foregoing limitations will not apply to any information that would otherwise be within the definition of Confidential Information which may be required to be disclosed by law or a judicial, administrative or governmental process.  In the event that either party is requested or required in a judicial, administrative or government proceeding to disclose any Confidential Information, the disclosing party will be provided with prompt notice of such request and all related proceedings so that the disclosing party may seek an appropriate protective order or waive compliance with the provisions of this Confidentiality Agreement.

Confidential Information does not include information that (i) becomes generally available to the public other than as a result of a disclosure by a receiving party hereunder or its agents, employees, directors or representatives, (ii) was available to a receiving party hereunder on a non-confidential basis prior to the disclosure the disclosing party, or (iii) becomes available on a non-confidential basis from a source other than the disclosing party, provided that such source is not known by the receiving party or its agents, employees, directors or representatives to be prohibited from transmitting the information to it by any confidentiality agreement with the disclosing party or by any other contractual, legal or fiduciary obligation.

ARTICLE  IV

COVENANTS

From the date of this Agreement to Closing, Seller and Purchaser covenant as follows.

a.  Seller and Purchaser, to the best of their ability, will preserve intact the current status of each company.

b.  Seller will not enter into any contract, written or oral, or business transaction,

not in the ordinary course of its business; and will not agree to any merger or   business combination.

c.  Seller will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

ARTICLE  V

INDEMNIFICATION

Each Party hereby agrees to, indemnify and hold harmless the other Party against any losses, joint or several, to which the indemnified Party may become subject under the federal securities laws, any state or other federal law, statutory or common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise by reason of the inaccuracy of any warranty or representation contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will in addition reimburse the indemnified Party for any legal or any other expenses reasonably incurred by the indemnified Party in connection with investigating or defending any such loss, claim, liability, action or proceeding.   Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of either Party and shall survive the Closing for a period of three (3) years.

ARTICLE  VI

MISCELLANEOUS

6.1  Waiver.  Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party’s right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

6.2  Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

6.3  Notices.  Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:

If to Seller:

Wieland Koornstra

Girasolar BV.,

Leeuwenbrug 119a 7411TH

Deventer The Netherlands

With a copy to:

If to Purchaser:

LEGEND INVESTMENT CORP.

3600 Green Court Suite 200

Ann Arbor, Michigan 48105

With a copy to:

Hank Gracin

Lehman and Eilen

50 Charles Lindbergh Blvd.

Uniondale, NY

516-222-0888

6.4  Governing Law.  This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of New York (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within Kings County (New York CIty) with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 8.3. Such service shall be deemed to be completed when received. Seller and Purchaser each waives any objection based on forum non conveniens. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

6.5  Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6  Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies.  This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties)  as to which there is no inaccuracy or breach.

6.7  Binding Effect; No Assignment, No Third-Party Rights.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

6.8  Further Assurances.  Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

6.9  Severability of Provisions.  If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

6.10  Captions.  All section titles or captions contained in this Agreement are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

6.11  Expenses.  Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

Girasolar B.V.

By: _/s/ Wiland Koornstra____

Wieland Koornstra

President

Legend Investment Corp.

By: _/Peter Klamka_____

Peter Klamka

President

ADDENDUM A

GIRASOLAR SUBSIDIARIES AND OWNERSHIP INTEREST

Exhibit 99.1

Press Release	Source: Legend Investment

Legend Investment Completes Acquisition of Girasolar BVThursday February 23, 9:15 am ET

Company Expects to Recognize Significant Revenue in FY 2006

DETROIT, MI and DEVENTER, NL--(MARKET WIRE)--Feb 23, 2006 -- Legend Investment Corp. (Other OTC:LVCP.PK - News) today announced that it has closed its previously announced acquisition of controlling interest in GiraSolar BV (www.girasolar.com).

In fiscal 2004/2005, GiraSolar generated $12,000,000 in sales revenue. In fiscal 2005/2006, GiraSolar is projecting revenues of approximately $16,000,000, with a further revenue projection of $30,000,000 for fiscal 2007. GiraSolar expects to achieve profitable results in fiscal 2006.

Included in the acquisition are GiraSolar's three main divisions which consist of 100% owned DutchSolar B.V., 51% owned GiraSolar Turkey Ltd. Ste. (GST), and 100% owned GiraMundo B.V. DutchSolar BV is based in the GiraSolar headquarters in Deventer, The Netherlands, and has production locations in the Netherlands and abroad.

"We expect that this acquisition will position Legend Investment to become one of the leading publicly traded solar companies in the world. The team at GiraSolar is committed to significantly increasing sales in their existing markets as well as in new markets such as the United States. We believe that we have a foundation in place to build significant shareholder value led by a world class team," said Peter Klamka, President of Legend Investment.

"We are pleased that the continued cooperation between GiraSolar and Legend Investment allowed us to conclude this transaction ahead of schedule. We look forward to the future growth that this strong foundation will allow," said Wieland Koornstra, CEO of GiraSolar BV.

Under the terms of the agreement, Legend issued two million restricted shares for its majority interest in GiraSolar BV.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on current expectations, estimates and projections made by management. The Company intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes," "seeks", "estimates", or variations of such words are intended to identify such forward-looking statements. All statements in this release regarding expectation of revenues in fiscal 2006 and 2007, achieving profitability in fiscal 2006, becoming one of the leading publicly traded solar companies in the world, building shareholder value and the outcome of any contingencies are forward-looking statements . All forward-looking statements made in this press release are made as of the date hereof, and the company assumes no obligation to update the forward-looking statements included in this news release whether as a result of new information, future events, or otherwise. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Please refer to the Company's Form 10-KSB and other filings with the SEC for additional information regarding risks and uncertainties, including, but not limited to, the risk factors listed from time to time in such SEC reports.

Copies of these filings are available through the SEC's electronic data gathering analysis and retrieval system (EDGAR) at www.sec.gov.

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     Legend Investment Corp.

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     734-418-3004